UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2019

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Market Street, 4th Floor Philadelphia, Pennsylvania		19103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	ETM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Material Compensatory Plans

On May 15, 2019, Entercom Communications Corp. (the “Company”) filed additional soliciting material with the Securities Exchange Commission in connection with the Company’s 2019 Annual Meeting of Shareholders. Specifically the Company publicly announced that:

•	Clawback Policy

•	In 2019, we will implement a compensation “clawback” policy that will cover our named executive officers.

•	Stock Ownership Guidelines

•	We intend to implement stock ownership guidelines that will prospectively apply to our named executive officers. Under these prospective guidelines:

•	Our Chief Executive Officer will be required to hold shares having a total value equal to at least 6x the CEO’s base salary.

•	Our other named executive officers will be required to hold shares having a total value equal to at least 2x their base salary.

Effective October 22, 2019, the Board of Directors (the “Board”) of the Company approved and adopted an Incentive Compensation Repayment Policy (the “Clawback Policy”) and approved an amendment to the Entercom Corporate Governance Guidelines to provide for Stock Ownership Guidelines for the Company’s Named Executive Officers (“Stock Ownership Policy”).

On October 23, 2019, each of the Company’s five named executive officers executed an Acknowledgment, Consent and Agreement (each an “NEO Acknowledgment”) pursuant to which each named executive officer agreed to be bound by and subject to the terms and conditions of the Clawback Policy and Stock Ownership Policy.

The foregoing description of the NEO Acknowledgements is qualified in its entirety by reference to the full text of the NEO Acknowledgements, each of which is attached as an Exhibit to this Current Report on Form 8-K (i.e., Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively) and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws

•	Amendment to Bylaws

Effective October 22, 2019, the Board of Directors (the “Board”) of Entercom Communications Corp. (the “Company”) approved and adopted amendments to the existing Bylaws of the Company (as so amended, the “Bylaws”).

The amendments revise the deadline in the Bylaws for advance notice of business and nominations for an annual meeting of shareholders to generally not later than the close of business 90 days nor earlier than the close of business 120 days prior to the one-year anniversary of the preceding year’s annual meeting. As a result of the amendments, for consideration at the 2020 Annual Meeting of Shareholders, director nominations or the presentation of other business must be received by the Secretary of the Company no earlier than January 22, 2020, and no later than February 21, 2020. In addition, the amendments revise the deadline in the Bylaws for advance notice of director nominations for a special meeting of shareholders where directors will be elected to generally not earlier than the close of business 120 days prior to such special meeting and not later than the close of business 90 days prior to such special meeting, or, if later, the tenth day following public disclosure of the special meeting. The amendments also prohibit shareholders from submitting more nominees than the number of directors up for election at the applicable meeting.

The amendments also revise the advance notice disclosure requirements contained in the Bylaws to require the shareholder proposing business or nominating directors to provide additional information about the shareholder’s ownership of securities in the Company (including ownership of derivative securities) and material litigation, relationships and interests in material agreements with or involving the Company. Further, the Bylaws require the shareholder to provide additional information regarding any candidate the shareholder proposes to nominate for election as a director, including all information with respect to such nominee that would be required to be set forth in a shareholder’s notice if such nominee was a shareholder delivering such notice and a description of any direct or indirect material interest in any material contract or agreement between or among the nominating shareholder and each nominee or his or her respective associates. The Bylaws also require the shareholder to provide information regarding the proposed business and any related agreements between the shareholder and any other beneficial holder.

The amendments also revise the number of directors required to call a special meeting of the Board to a majority of directors then in office and include certain technical, conforming, modernizing and clarifying changes to the Bylaws.

The foregoing description of the amendments is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Entercom Communications Corp. (filed herewith)

10.1	Acknowledgment, Consent and Agreement of David J. Field, dated October 23, 2019 (filed herewith)

10.2	Acknowledgment, Consent and Agreement of Richard J. Schmaeling, dated October 23, 2019 (filed herewith)

10.3	Acknowledgment, Consent and Agreement of Louise C. Kramer, dated October 23, 2019 (filed herewith)

10.4	Acknowledgment, Consent and Agreement of Robert Philips, dated October 23, 2019 (filed herewith)

10.5	Acknowledgment, Consent and Agreement of Andrew P. Sutor, dated October 23, 2019 (filed herewith)

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Executive Vice President

Dated: October 24, 2019